SIGMA LABS

Setting the Quality Standard for Additive Manufacturing

Investor Presentation
April 2022



Forward Looking Statement

SIGMA LABS

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, market and other conditions, Sigma Labs' business and financial condition, the extent of the market's acceptance of PrintRite3D version 7.0, Sigma Labs' ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, and the impact of COVID-19, general economic, industry or political conditions in the United States or internationally. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see disclosures contained in Sigma Labs' public filings with the SEC, including the "Risk Factors" in Sigma Labs' Annual Report on Form 10-K, and which may be viewed at www.sec.gov

Agenda

SIGMA LABS

- **Company Overview**
  - Problem Statement
  - Mission Statement – Company Details
  - Market Opportunity
- **Additive Manufacturing**
  - The Problem
  - What's Changed
- **Go to Market Strategy**
  - Machine, Process, and Part
  - Partner Ecosystem
- **Product and Technology Overview**
  - Evolution of Product
  - Benefits to both end users and the Additive industry
  - Intellectual Property
- **Summary**



Additive Manufacturing Supply Chain Advancement

SIGMA LABS

- Lead Time Reduction
- Fewer Parts
- Decreased Weight
- Increased Durability
- Maintenance Reduction

How do you qualify and certify parts that cannot be inspected traditionally?


Diffuser
Deswirler
Diffuser Case
B-Sump Hsg
Swirl Plate
Inner Shroud
Combustor Case Assembly
Mid-Frame
Super Structure
7 assemblies to 1
~300 parts to 1
>10 lbm weight reduction
~300:1

300 parts assembled digitally and printed to produce a single super structure.

Courtesy GE Research

Mission Statement

SIGMA LABS

To accelerate the adoption of Additive Manufacturing by setting the standard for In-situ Quality Monitoring and Analytics



Enabling the Amazing

Sigma Labs Overview

SIGMA LABS

- In-Process Quality Assurance solutions for the Additive Manufacturing industry
- Headquartered in Santa Fe, N. M.
- PrintRite3D detects and identifies defects real-time during the printing process
- 3rd party, agnostic hardware/software solution across printers, processes and materials
- Transitioning to SW only solution enabling embedded OEM distribution model
- Business model accelerates both in revenue and profitability with the growth of the industry

NASDAQ: SGLB	
Share Price (1)	$1.99
Market Cap (1)	$20.9
TTM Revenues (2)	$1.7M
FY 2020 Revenues (3)	$807,500
Net Debt (2)	$0
Patent Portfolio (2)	15 granted, 37 in progress
Outstanding Shares (2)	10.5M

1. As of April 11, 2022
2. As of December 31, 2021
3. As of December 31, 2020

3D Printing Applications












BMW Motorsport

Market Opportunity

SIGMA LABS



Global metal and polymer Additive Manufacturing market
2020 to 2021 and supplier forecast 2026 [EUR billion]
System
Material
Part Manufacturing supplier
16.2%
CAGR 18.2%
7.17
8.33
19.23
AMPOWER
Source: additive-manufacturing-report.com
© Copyright 2022, AMPOWER GmbH & Co. KG
2020
2021
2026

2021 Additive Summary

- Overall metal and polymer AM market size in 2021 at EUR 8.33 billion
- Annual expected growth of 18.2 % per year until 2026
- Total market to reach EUR 19 billion (>$20B USD) in 2025
- Powder Bed Fusion is leading industrial AM technology
- Polymer part manufacturing supplier market four times larger than for metal parts
    - *Sigma Labs addressing the two largest segments of additive manufacturing*

Metal Additive Manufacturing Example:

~12,000 installed metal additive machines installed through 2020
>2,000 additional relevant machines added a year (>20% CAGR as noted right)

- 10% coverage of installed market in 2025 yields ~ USD $65 million annual re-occurring revenue
- 3% coverage of installed market in 2025 yields ~ USD $20 million in annual re-occurring revenue



Sold units 2020
Supplier forecast
Buyer forecast
Supplier
CAGR 29.9%
CAGR 20.1%
Buyer
1,991
7,328
4982
AMPOWER
2020
2025

FIGURE 11 ANNUAL METAL AM SYSTEM SALES 2020 AND FORECAST 2025 [UNITS]

The market provides the opportunity for Sigma Labs to increase its value 10-20X

Metal 3D Printing Challenges






Part	Material	Machine	2nd Ops
• Virtually unlimited design possibilities.	• More metal powders, alloys, and manufacturers.	• Over 50 3D metal printer OEMs. • Multiple generations, multiple processes. • 1, 2, 4, 8, and 12 laser+ machines.	• Cost & time of inspecting after the fact. • Expensive CT scans and destructive testing.

Too many variables and inadequate quality standards

AM Industry is Poised to Fulfill its Potential

SIGMA LABS






STANDARDS



Collaboration focusing on . . . end user's problems and ROI . . . .. .leveraging industry standards . . .. Integrated point solutions

Optimizing the end-to-end AM process will result in higher quality, faster ROI, and lower costs for 3D printed parts

Sigma Labs - **Central Role** in the Additive Manufacturing Workflow

SIGMA LABS

Across Modalities

(LPBF, DED, Polymer SLS)

Monitoring and analyzing the additive continuum:

- Utilizing the latest in ML/AI to advance simulation and bring post process inspection into the process in real-time
- Capturing and analyzing machine data, process data (on and off-axis), and part specific QA.
- Making your data work for you making certification a click away.

Process
- Energy Density
- Temperature
- Cooling Rate
- Laser Path/Proximity
- Camera Imagery
- Heat Maps
- & More

SIGMA LABS
The QA Standard for Additive Manufacturing

Machine
- O2
- Gas Flow
- Laser Power
- Humidity
- Temperature
- Recoater
- & More

Part
- CT Correlation
- Part specific energy density
- Part specific temperature/cooling rate
- Porosity, Spatter, Lack of fusion…
- Visualization
- & More

Across Materials

The 3rd party agnostic **analytics engine** that:

- Enables the prediction of part and material property success
- Assures the quality of the machine/process/part
- Removes the need for overly costly post inspection
- Provides open data that seamlessly connects into broader MES/Digital Twin infrastructure

CAD / Process
- Generative Design
- Support Structures
- Process Parameters
- Orientation
- Serialization
- Layer Thickness

Simulation
- Distortion
- Material Properties
- Tool Path / Process Simulation
- Compensation

Request Job / Routing
- Routing
- Production Planning
- Scheduling

Feedstock
- Powder Spec
- Vendor
- Chemistry
- Powder Mgmt / Reuse

Process Monitoring (IPQA)
- Machine
- Process
- Part

Post-Processing
- Stress Relief
- Support removal
- HIP
- Heat Treatment
- Machining

Material Properties
- Microstructure
- Porosity/Density
- Surface Characteristics
- Tensile
- Fatigue
- Corrosion, etc.

Qualified Parts
- Dimensions
- Properties
- Porosity Under Limits
- Defects Under Limits
- Process Validated
- CT Correlation





Powder Bed Image
Layer 50
Layer 225
Layer 250
Layer 314
X
High Limit
Low Limit



Machine, Process, Part

The 3rd Party agnostic standards-based solution

Across printer OEMs, printing processes, and materials

3D SYSTEMS | GE Additive | eos | RENISHAW | Additive Industries | SLM SOLUTIONS | DMG MORI | aconity3D

World-class Customers and Partners

SIGMA LABS

End Users - Industrial	Universities and Research Organizations	OEMs	Software
AIRBUS Mitsubishi Baker Hughes LOCKHEED MARTIN SAFRAN AEROSPACE·DEFENCE·SECURITY Department of Energy United States of America	Auburn University Northwestern University 1851 KIT Karlsruher Institut für Technologie Mississippi State University Fraunhofer West Texas A&M University 1910 mtc Manufacturing Technology Centre	Additive Industries DMG MORI aconity3D ELABORATING YOUR ADDITIVE PRODUCTION	materialise AMFG

Evolution of Quality at Scale

SIGMA LABS

2022

Phase I

- OEM closed systems
- No APIs
- No collaboration
- Beg, borrow time to develop PrintRite3D
- Market limited by price point
- Hardware-software retrofit required


SIGMA LABS

Phase II

- Open systems
- Partner ecosystems
- Published API's
- Increased collaboration
- Full in-process quality: Machine, Process, Part
  - Meltpool
  - Vision
  - Machine Sensors
- Machine Learning and Artificial Intelligence

PrintRite3D software only solution for OEMs and retro-market

Phase III

- Software only offering
- Embedded non-optional on OEM offerings
- Price point enables thousands of systems
- Targeting >50% software only revenue

Leverage Sigma's IP to 1,000s of printers

Impact of Strategic Shift

- Significantly lowers the barrier of entry and ease of expansion within sites and broader industry
- Increases our gross margin and simplifies our business model
  - GM increases from ~ 60% to ~ 90%
  - 70% of revenue through, or in partnership, with printer OEMs
  - 30% will be hardware/software edge computer direct to universities and research organizations

Software only solution enables us to build a partner ecosystem and add value through the entire manufacturing process from design through post- production.

Protecting our IP

Jurisdiction	Granted	In Process	Total*
US	13	16	29
PCT		3	3
EP		4	4
Germany	1	7	8
China	1	4	5
Japan		2	2
Korea		1	1
Total	**15**	**37**	**52**

*As of December 31, 2021

SIGMA LABS



These patents encompass the fundamental technology underlying Sigma Lab's melt pool process control, data analytics, anomaly detection, signature identification, & "closed loop control" of 3D metal printing.

Summary

- The market is changing and embracing open API's, standardization, collaboration and increased focus on improving the economics
- Our IP for quality monitoring is differentiated and highly valuable to the industry
- Through transition to a software only offering allows us to sell and support 1,000s of units, vs 10's
- We are moving aggressively towards things that support this growth model, such as subscription-based pricing, multi –tiered OEM models, expanding our partner ecosystem, and active contribution towards setting standards

Investor Relations

SIGMA LABS

Investor Contact:
Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
SGLB@mzgroup.us
www.mzgroup.us

Company Contact:
Steven Gersten
Sigma Internal IR
813-334-9745
investors@sigmalabsinc.com